UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2024

INHIBRX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39452	82-4257312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11025 N. Torrey Pines Road, Suite 200

La Jolla, CA 92037

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 795-4220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 par share	INBX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 24, 2024, Inhibrx, Inc. (the “Company”) held a special meeting of stockholders virtually (the “Special Meeting”) in connection with the proposals identified in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 26, 2024 (the “Proxy Statement”).

As of the close of business on April 24, 2024, which was the record date for the stockholders entitled to vote at the Special Meeting, there were 52,278,007 shares of Company common stock (as defined below) issued and outstanding and eligible to vote. 41,759,402 shares, or approximately 79.88% of the shares eligible to vote, were present virtually or represented by proxy at the Special Meeting, constituting a quorum.

Each of the proposals was approved by the requisite votes of the Company’s stockholders. The final voting results from the Special Meeting for each proposal are set forth below (each of which is described in more detail in the Proxy Statement).

1.	Proposal No. 1 – Transaction Proposal: to approve a proposal to adopt (i) the Agreement and Plan of Merger (the “Merger Agreement”) with Aventis Inc., a Pennsylvania corporation (“Parent”) and a wholly owned indirect subsidiary of Sanofi, and Art Acquisition Sub, Inc., a Delaware corporation (“Merger Sub”) and wholly owned subsidiary of Parent, pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent and (ii) the Separation and Distribution Agreement, dated as of January 22, 2024 (the “Distribution Agreement”), which provides for: (x) the Company effecting a pre-closing reorganization (the “Pre-Closing Reorganization”), which will generally result in the Company owning, assuming or retaining all assets and liabilities primarily related to INBRX-101, an optimized, recombinant alpha-1 antitrypsin (“AAT”) augmentation therapy currently in a registrational trial for the treatment of patients with alpha-1 antitrypsin deficiency (“AATD”) (the “101 Business”), and SpinCo owning, assuming or retaining those assets and liabilities of the Company that are not primarily related to the 101 Business (the “SpinCo Business”); and (y) thereafter, but prior to and as a condition to closing of the Merger, the Company distributing, on a pro rata basis, 92% of the issued and outstanding shares of SpinCo common stock as of the time of the distribution (the “Spin-Off” or the “Distribution”), at a ratio of one share of SpinCo common stock, par value $0.0001 per share, (“SpinCo common stock”) for every four shares of the Company’s issued and outstanding common stock, par value $0.0001 per share (“Company common stock”) held on the record date for the Spin-Off (the “Transaction Proposal”).

The Transaction Proposal was approved by the requisite vote of Company’s stockholders set forth in the table immediately below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
41,714,313	7,215	37,874	—

2.	Proposal No. 2 – Adjournment Proposal: to approve a proposal to, as permitted under the terms of the Merger Agreement, adjourn the Special Meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the Special Meeting, there are an insufficient number of votes in favor of adopting the Transaction Proposal (the “Adjournment Proposal”); and

Because there were sufficient votes from the Company’s stockholders to approve the Transaction Proposal, adjournment of the Special Meeting was unnecessary and the Adjournment Proposal was therefore not called.

3.	Proposal No. 3 – Non-Binding Merger-Related Compensation Proposal: to approve, on a non-binding, advisory basis, the payment of certain compensation that may become payable to the Company’s named executive officers in connection with the transactions contemplated by the Merger Agreement and the Distribution Agreement (the “Non-Binding Merger-Related Compensation Proposal”).

The Non-Binding Merger-Related Compensation Proposal was approved by the requisite vote of the Company’s stockholders set forth in the table immediately below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
41,250,239	482,880	26,283	—

Item 7.01	Regulation FD Disclosure.

On May 24, 2024, the Company issued a press release (the “Press Release”) announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 7.01 and in Exhibit 99.1 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

The registration statement on Form 10, as amended, filed by SpinCo with the SEC in connection with the previously announced Spin-Off, was declared effective by the SEC on May 24, 2024. The Distribution is expected to occur at 11:59 p.m., Eastern Time, on May 29, 2024 (the “Distribution Time”), and the Merger is expected to close on May 30, 2024, subject to the satisfaction or waiver of customary closing conditions.

Beginning on May 28, 2024 and through the Distribution Time, there are expected to be two markets in shares of Company common stock: a “regular-way” market and an “ex-distribution” market. Shares of the Company’s common stock that trade on the “regular-way” market are expected to trade on The Nasdaq Global Market (“Nasdaq”) under the symbol “INBX”, with an entitlement to shares of SpinCo common stock to be distributed pursuant to the Distribution. Shares of the Company’s common stock that trade on the “ex-distribution” market are expected to trade on Nasdaq under the symbol “INBXV”, without an entitlement to shares of SpinCo common stock to be distributed pursuant to the Distribution.

Beginning on May 28, 2024 and through the Distribution Time, shares of SpinCo common stock are expected to begin trading on a “when-issued” basis on Nasdaq under the symbol “INXBV”. On May 30, 2024, the first trading day following the consummation of the Distribution, shares of SpinCo common stock are expected to begin trading on a “regular-way” basis on Nasdaq under the symbol “INXB.” On May 31, 2024, the first trading day following the closing of the Merger, shares of SpinCo common stock are expected to begin trading on Nasdaq under the symbol “INBX”, which is currently the symbol for the Company’s shares of common stock.

Item 9.01	Financial Statements and Exhibits.

The information contained in this Item 9.01 and in Exhibit 99.1 of this Current Report shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release of Inhibrx, Inc., dated May 24, 2024.
104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2024

INHIBRX, INC.

	By:	/s/ Leah Pollema
	Name:	Leah Pollema
	Title:	VP, General Counsel